DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION
DECOMMISSIONING PROVISION

($ millions)	2017	2016
Balance as at January 1	496	462
Unwinding of discount rate	12	10
Change in rates	43	(73)
Acquisition	10
Additions	33	55
Change in estimates and other	(43)	42
Total	551	496
Less current portion (included in accrued liabilities)	(5)	(8)
Balance as at December 31	546	488

The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission the Company's pipeline systems, gas processing and fractionation plants, and storage and terminalling hubs. The estimated economic lives of assets covered by the decommissioning provision range from 1 to 75 years, with the majority of assets having an economic life of 40 years. The estimated economic lives of the underlying assets are used to determine the undiscounted cash flows at the time of decommissioning and are also reflective of the expected timing of economic outflows relating to the provision.
The Company applied a 1.8% percent inflation rate per annum (December 31, 2016: 1.8% percent) and a risk-free rate of 2.3% percent (December 31, 2016: 2.3% percent) to calculate the present value of the decommissioning provision. The change in rates of $43 million is the result of the recalculation of the Veresen decommissioning provision using the above risk free rate compared to the valuation of the provision at acquisition using a risk adjusted rate. Changes in the measurement of the decommissioning provision are added to, or deducted from, the cost of the related asset in property, plant and equipment. When a re-measurement reduction of the decommissioning provision is in excess of the carrying amount of the related asset, the amount is credited to depreciation expense. For the year ended December 31, 2017, $4 million was credited to depreciation expense (December 31, 2016 - nil).